SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	June 2, 2009

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 29, 2009, Chemung Financial Corporation completed its purchase of Canton Bancorp., Inc., a Pennsylvania corporation and the parent of Bank of Canton, as set forth in the Agreement and Plan of Merger dated as of January 21, 2009. For additional information, a press release dated June 2, 2009 is included as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.
99.1	Press Release dated June 2, 2009 announcing the completion of the purchase of Canton Bancorp, Inc.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

June 2, 2009	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer